ASSIGNMENT OF NOTE, LIENS AND OTHER LOAN DOCUMENTS

         THIS ASSIGNMENT OF NOTE, LIENS AND OTHER LOAN DOCUMENTS (this "Assignment") is executed and delivered as of this 15th day of August, 2000 (the "Effective Date") by FLEET NATIONAL BANK, in its capacity as Agent and Lender ("Assignor"), unto CAPITAL SENIOR LIVING ILM-A, INC., a Delaware corporation ("Assignee").

                                 R E C I T A L S

         A. ILM II Senior Living, Inc., ILM II Holding, Inc. and ILM II Lease Corporation, each a Virginia corporation (collectively, "Borrower"), executed and delivered to Assignor that certain Promissory Note (the "Note") dated September 29, 1998, in the original principal amount of Eight Million Eight Hundred Thousand and No/100 Dollars ($8,800,000.00) payable to the order of Assignor.

         B. The Note is secured by, among other things, the following lien instruments (collectively, the "Liens"):

                  (i) Construction Deed of Trust and Security Agreement dated to be effective as of the date of the Note executed by Borrower, as grantor, in favor of Chicago Title Insurance Company, as trustee, for the benefit of Assignor, as beneficiary, recorded December 3, 1998 in Book 5529, Page 319, et seq., of the Official Real Property Records of Douglas County, Nebraska, and covering certain real and personal property more particularly described therein;

                  (ii) Construction Mortgage Deed and Security Agreement dated to be effective as of the date of the Note executed by Borrower, as mortgagor, to Assignor, as mortgagee, recorded November 17, 1998, in Book 3037, Page 2423, et seq., of the Official Real Property Records of Lee County, Florida, and covering certain real and personal property more particularly described therein;

                  (iii) Deed of Trust and Security Agreement dated to be effective as of the date of the Note executed by Borrower, as grantor, in favor of SMF Registered Services, Inc., as trustee, for the benefit of Assignor, as beneficiary, recorded November 16, 1998, in Book 11853, Page 891, et seq., of the Official Real Property Records of St. Louis County, Missouri, and covering certain real and personal property more particularly described therein;

                  (iv)  Mortgage  Deed  and  Security   Agreement  dated  to  be
         effective as of the date of the Note executed by Borrower, as mortgagor, to Assignor, as mortgagee, recorded November 17, 1998, in Book 5934, Page 791, et seq., of the Official Real Property Records of Johnson County, Kansas, and covering certain real and personal property more particularly described therein;

                  (v) Deed of Trust and Security Agreement dated to be effective as of the date of the Note executed by Borrower, as grantor, in favor of Chicago Title Insurance Company, as trustee, for the benefit of Assignor, as beneficiary, recorded November 16, 1998, as Document No. 98-088705 in the Official Real Property Records of Santa Barbara County,


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



         California, and covering certain real and personal property more particularly described therein; and

                  (vi) Deed of Trust and Security Agreement dated to be effective as of the date of the Note executed by Borrower, as grantor, in favor of Chicago Title Insurance Company, as trustee, for the benefit of Assignor, as beneficiary, recorded November 20, 1998, as Document No. 98-139530 in the Official Real Property Records of San Joaquin County, California, and covering certain real and personal property more particularly described therein.

         C. The Note, the Liens and all other documents executed in connection therewith are hereinafter collectively referred to as the "Loan Documents". A detailed schedule of the Loan Documents (other than the Note and Liens) is attached hereto as Exhibit "A".

         D. Assignor desires to sell and assign to Assignee, and the Assignee desires to acquire from Assignor, the Note, the Liens and the other Loan Documents.

                                A G R E E M E N T

         NOW, THEREFORE, for and in consideration and the sum of Ten and No/100 Dollars ($10.00), the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor has transferred, conveyed, assigned, sold, set over and delivered, and by these presents does hereby transfer, convey, assign, sell, set over and deliver unto Assignee:

                  a. The Note and all indebtedness now or hereinafter evidenced thereby.

                  b. The Liens and the other Loan Documents.

                  c. All of the rights, benefits, privileges, liens, security interests and assignments owned, held, accruing or to accrue to, and for the benefit of, Assignor under the Loan Documents.

                  d. All other liens, security interests, lien priority agreements, guaranties, mortgagee policies of title insurance, collateral assignments, covenants, agreements, certificates, pledges, assignments, rights, benefits, and privileges in any way belonging or to accrue to the benefit of Assignor in respect of the loan evidenced by the Loan Documents (the "Loan"), the Loan Documents, or any other document, instrument or agreement evidencing, governing or securing the Loan.

                  e. All rights, powers and privileges now or hereafter existing under or in connection with the Loan Documents or otherwise under any common or statutory law, to use or assert any defenses or claims which may relate to the Loan.

This Assignment is made without RECOURSE, REPRESENTATION OR WARRANTY except as expressly provided herein. Assignor hereby represents and warrants to Assignee that:


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



                  (1) Assignor is the sole legal and beneficial owner and holder of the Note, the Liens, and the Loan Documents, free and clear of any and all liens and security interests of any person, and the Loan has not been transferred, assigned or pledged;

                  (2) As of August 16, 2000, the outstanding principal balance of the Note is $1,165,208.81; the accrued but unpaid interest thereon is $3,352.99; and no escrow funds are held by Assignor; and

                  (3) Assignor has all requisite power and authority to execute and deliver, and to perform all of its obligations under, this Assignment and this Assignment does not, and the consummation of the transaction contemplated herein will not, require any consent or approval of any person that has not already been obtained. This Assignment is the legal, valid and binding obligation of Assignor.

         Assignor grants full power to Assignee to take all legal action as may be necessary or required under the Loan Documents, including, without limitation, the right to make compromises, execute and deliver receipts, releases and acquittances in full discharge thereof and to enforce payment thereof by suit or otherwise.

         This Assignment may be executed in more than one counterpart. Assignor agrees to deliver the original Note endorsed to Assignee (without recourse or warranty) as well as all of the original Loan Documents and related loan closing materials in Assignor's possession within 14 days following Assignor's receipt of Assignee's funds hereunder.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment to be effective for all purposes as of the Effective Date.

                                             ASSIGNOR:

                                             FLEET NATIONAL BANK,
                                             in its capacity as Agent and Lender


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             ASSIGNEE:

                                             CAPITAL SENIOR LIVING ILM-A, INC.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________



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



                       BORROWER CONSENT AND ACKNOWLEDGMENT

         Borrower hereby executes this Assignment of Note, Liens and Other Loan Documents between Fleet National Bank, as assignor, and Capital Senior Living ILM-A, Inc., as assignee, in order to evidence its consent to the foregoing assignment transaction as well as its acknowledgment that Assignee has succeeded to the rights and interests of Assignor under the Note, the Liens and the other Loan Documents. This Consent and Acknowledgment may be executed in more than one counterpart.

                                                     BORROWER:
                                                     --------

                                                     ILM II SENIOR LIVING, INC.,
                                                     a Virginia corporation

                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________


                                                     ILM II HOLDING, INC..
                                                     a Virginia corporation

                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________


                                                     ILM II LEASE CORPORATION,
                                                     a Virginia corporation

                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________





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



STATE OF __________               ss.
                                  ss.
COUNTY OF _________               ss.

         This instrument was acknowledged before me on this _____ day of August,
2000,  by   __________________________,   ___________________________  of  FLEET
NATIONAL BANK, a national banking association, on behalf of said association.

                             Notary Public in and for the State of _____________

My Commission Expires:
                             ___________________________________________________
                                                 Printed Name
----------------------------



STATE OF __________               ss.
                                  ss.
COUNTY OF _________               ss.

         This instrument was acknowledged before me on this _____ day of August, 2000, by __________________________, ___________________________ of CAPITAL
SENIOR LIVING ILM-A, INC., a Delaware corporation on behalf of said corporation.

                             Notary Public in and for the State of _____________

My Commission Expires:
                             ___________________________________________________
                                                 Printed Name
----------------------------



STATE OF __________               ss.
                                  ss.
COUNTY OF _________               ss.

         This instrument was acknowledged before me on this _____ day of August, 2000, by __________________________, ___________________________ of ILM II
SENIOR LIVING, INC., a Virginia corporation on behalf of said corporation.


                             Notary Public in and for the State of _____________

My Commission Expires:
                             ___________________________________________________
                                                 Printed Name
----------------------------



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



STATE OF __________               ss.
                                  ss.
COUNTY OF _________               ss.

         This instrument was acknowledged before me on this _____ day of August, 2000, by __________________________, ___________________________ of ILM II
HOLDING, INC., a Virginia corporation on behalf of said corporation.



                             Notary Public in and for the State of _____________

My Commission Expires:
                             ___________________________________________________
                                                 Printed Name
----------------------------



STATE OF __________               ss.
                                  ss.
COUNTY OF _________               ss.

         This instrument was acknowledged before me on this _____ day of August, 2000, by ________________________, _________________________ of ILM II LEASE
CORPORATION, a Virginia corporation on behalf of said corporation.



                             Notary Public in and for the State of _____________

My Commission Expires:
                             ___________________________________________________
                                                 Printed Name
----------------------------



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



                                   EXHIBIT "A"

                           Schedule of Loan Documents

1.   Term Loan Agreement dated as of 9/29/98 between Borrower and Assignor.

2. Collateral Assignment of Leases and Rents dated to be effective as of the date of the Note, executed by Borrower in favor of Assignor filed 12/3/98, recorded at Book 1272, Page 558, et seq., of the Official Real Property Records of Douglas County, Nebraska;

3. Collateral Assignment of Leases and Rents dated to be effective as of the date of the Note, executed by Borrower in favor of Assignor filed 11/17/98 recorded at Book 3037, Page 2441, et seq., of the Official Real Property Records of Lee County, Florida;

4. Collateral Assignment of Leases and Rents dated to be effective as of the date of the Note, executed by Borrower in favor of Assignor filed 11/16/98 recorded at Book 11853, Page 917, et seq., of the Official Real Property Records of St. Louis County, Missouri;

5. Collateral Assignment of Leases and Rents dated to be effective as of the date of the Note, executed by Borrower in favor of Assignor filed 11/17/98 recorded at Book 5934, Page 809, et seq., of the Official Real Property Records of Johnson County, Kansas;

6. Collateral Assignment of Leases and Rents dated to be effective as of the date of the Note, executed by Borrower in favor of Assignor filed 11/16/98 recorded as Document No. 98- 088706, et seq., of the Official Real Property Records of Santa Barbara County, California;

7. Collateral Assignment of Leases and Rents dated to be effective as of the date of the Note, executed by Borrower in favor of Assignor filed 11/20/98 recorded as Document No. 98- 139531, et seq., of the Official Real Property Records of San Joaquin County, California;

8. Pledge and Security Agreement dated as of 9/29/98 executed by ILM II Senior Living, Inc., as pledgor, in favor of Assignor, in connection with the pledge of four (4) certain promissory notes and mortgages more particularly described therein.

9. Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits dated as of 9/29/98 executed by ILM II Holding, Inc. and ILM II Lease Corporation, as assignor, and Assignor.

10. Environmental Indemnity dated as of 9/29/98 executed by Borrower in favor of Assignor.

11. Guaranty dated as of 9/29/98 executed by ILM II Senior Living, Inc. in favor of Assignor.

12. UCC-1 Financing Statement filed 12/4/98 recorded as Document No. 001140, et seq., of the Official Real Property Records of Douglas County, Nebraska;



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


13. UCC-1 Financing Statement filed 10/22/98 recorded at Book 3026, Page 3872 as Document No. 4493995, et seq., of the Official Real Property Records of Lee County, Florida;

14. UCC-1 Financing Statement filed 11/12/98 recorded at Book 11848, Page 2087, et seq., of the Official Real Property Records of St. Louis County, Missouri;

15. UCC-1 Financing Statement filed 10/22/98 recorded as Document No. 98-03103, et seq., of the Official Real Property Records of Johnson County, Kansas;

16.  UCC-1  Financing   Statement  filed  10/22/98   recorded  as  Document  No.
     98-081819, et seq., of the Official Real Property Records of Santa Barbara County, California;

17. UCC-1 Financing Statement filed 10/22/98 recorded as Document No. 98125327, et seq., of the Official Real Property Records of San Joaquin County, California.

18.  UCC-1  Financing   Statement  filed  10/22/98   recorded  as  Document  No.
     9830060052, Secretary of State of Carolina.




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